UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

NiSource Inc.

(Exact name of registrant as specified in its charter)

DE	001-16189	35-2108964
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, IN	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	NYSE
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	NYSE
Series A Corporate Units	NIMC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

A copy of NiSource Inc.’s (the “Company”) press release issued on June 8, 2023 announcing the closing of the offering described below is furnished hereto as Exhibit 99.1.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

On May 30, 2023, the Company and Barclays Capital Inc., BNP Paribas Securities Corp., MUFG Securities Americas Inc., Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the underwriters, entered into a Terms Agreement (the “Terms Agreement”) with respect to the offering and sale of $300,000,000 additional principal amount of the Company’s 5.250% Notes due 2028 (the “2028 Notes”) and $450,000,000 principal amount of the Company’s 5.400% Notes due 2033 (the “2033 Notes” and together with the 2028 Notes, the “Notes”) under the Company’s Registration Statement on Form S-3 (File No. 333-268084) (the “Registration Statement”). The Terms Agreement incorporates by reference an Underwriting Agreement, dated November 30, 2017, of the Company (as filed with the Securities and Exchange Commission on November 30, 2017). The terms of the 2028 Notes, other than the issue date and the price to the public, are identical to the terms of, and constitute an additional issuance of, the Company’s 5.250% Notes due 2028, $750,000,000 of which the Company previously issued on March 24, 2023 and are currently outstanding. Following the issuance of the 2028 Notes, the aggregate principal amount of outstanding 5.250% Notes due 2028 is $1,050,000,000.

The sale closed on June 8, 2023. The Notes were issued pursuant to an Indenture, as amended and supplemented, dated as of November 14, 2000, among the Company, in its own capacity and as successor to NiSource Finance Corp., and The Bank of New York Mellon, as successor trustee. The Company intends to use the aggregate net proceeds from the sale of the Notes for general corporate purposes, including the full redemption of the outstanding shares of its 5.65% Series A Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, repayment of existing indebtedness, including repayment of a portion of its outstanding commercial paper, to finance capital expenditures and additions to working capital.

A copy of the form of the 2028 Notes was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 24, 2023 and is incorporated herein by reference. A copy of the form of the 2033 Notes is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Company is filing Exhibit 5.1 with this Current Report on Form 8-K in connection with the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Form of 5.250% Notes due 2028 (incorporated by reference to Exhibit 4.1 of the NiSource Inc. Form 8-K filed on March 24, 2023)

4.2	Form of 5.400% Notes due 2033

5.1	Opinion of Baker & McKenzie LLP

23.1	Consent of Baker & McKenzie LLP (included in Exhibit 5.1)

99.1	Press Release, dated June 8, 2023, issued by NiSource Inc.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: June 9, 2023	By:	/s/ Shawn Anderson
Shawn Anderson
Executive Vice President and Chief Financial Officer